Exhibit 99.1

Sonic Automotive Reports Second Quarter 2026 Financial Results

Sonic Reported Second Quarter Record Consolidated Revenues and All-Time Record Quarterly Gross Profit

EchoPark Segment Retail Unit Sales Volume Increased 17% Year-Over-Year, Driving Second Quarter Record Segment Gross Profit

CHARLOTTE, N.C. – July 30, 2026 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic,” the “Company,” “we,” “us” or “our”) (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the second quarter ended June 30, 2026.

Second Quarter 2026 Financial Summary
•Second quarter total revenues of $3.9 billion, up 8% year-over-year; second quarter record total gross profit of $616.2 million, up 2% year-over-year
•Reported net income in the second quarter was $57.4 million, up 226% year-over-year ($1.79 earnings per diluted share, up 234% year-over-year)
▪Adjusted net income* for the second quarter of 2026 was $58.3 million, down 23% year-over-year ($1.82 adjusted earnings per diluted share*, down 17% year-over-year)
•Total reported selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 72.2% (71.9% on a Franchised Dealerships Segment basis, 73.4% on an EchoPark Segment basis, and 73.5% on a Powersports Segment basis)
▪Total adjusted SG&A expenses as a percentage of gross profit* of 72.0% (71.7% on a Franchised Dealerships Segment basis, 73.4% on an EchoPark Segment basis, and 73.5% on a Powersports Segment basis)
•EchoPark Segment revenues of $582.9 million, up 15% year-over-year; second quarter record EchoPark Segment total gross profit of $64.3 million, up 4% year-over-year; EchoPark Segment retail used vehicle unit sales volume of 19,601, up 17% year-over-year
•Reported EchoPark Segment income of $7.2 million, as compared to $11.7 million in the prior year period, a 38% decrease year-over-year
◦Adjusted EchoPark Segment income* of $7.2 million, as compared to $10.9 million in the prior year period, a 34% decrease year-over-year
•EchoPark Segment adjusted EBITDA* of $13.9 million, as compared to $16.4 million in the prior year period, down 15% year-over-year
•Previously announced acquisition of Space Coast Harley-Davidson, Treasure Coast Harley-Davidson, Falcons Fury Harley-Davidson, Raging Bull Harley-Davidson, and San Diego Harley-Davidson in April 2026 is expected to add approximately $100 million in annualized revenue to Sonic's Powersports Segment
•Sonic’s Board of Directors approved a quarterly cash dividend of $0.41 per share, payable on October 15, 2026 to all stockholders of record on September 15, 2026

* Represents a non-GAAP financial measure — please refer to the discussion and reconciliation of non-GAAP financial measures below.

Commentary
David Smith, Chairman and Chief Executive Officer of Sonic Automotive, stated, “Our second quarter performance reflects the strength of Sonic’s diversified business model and the commitment of our teammates across the organization. We generated second quarter record consolidated revenues of $3.9 billion and all-time record quarterly gross profit of $616.2 million, driven by growth across our diversified operating segments. EchoPark delivered double-digit unit volume growth and second quarter record gross profit, while Powersports achieved record second quarter revenue and gross profit. Our latest results and outlook reaffirm our commitment to investing in differentiated platforms that broaden our earnings base and position Sonic to create sustainable long-term value for our stockholders.”

Jeff Dyke, President of Sonic Automotive, commented, “Our teams executed well in a quarter that included difficult year-over-year comparisons and a challenging consumer affordability backdrop. Our continued focus on opportunities in our used vehicle and fixed operations businesses led to our Franchised Dealerships segment delivering strong used vehicle volume growth and all-time record quarterly fixed operations gross profit, along with second quarter record F&I gross profit. At EchoPark, retail used vehicle volume increased 17% year-over-year, driving revenue and gross profit growth despite lower total gross profit per unit. We remain focused on improving our inventory sourcing mix, optimizing F&I performance, and positioning EchoPark for disciplined footprint expansion beginning in the fourth quarter of 2026.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “We ended the quarter with approximately $294 million of cash and floor plan deposits and approximately $676 million of total available liquidity resources. Our balance sheet and liquidity position provide the flexibility to fund our existing operations, support targeted growth investments and return capital to stockholders. We will continue to apply a disciplined approach to capital allocation, balancing strategic acquisitions, organic investment and share repurchases as opportunities arise and market conditions evolve.”

Second Quarter 2026 Segment Highlights
The financial measures discussed below are results for the second quarter of 2026 with comparisons made to the second quarter of 2025, unless otherwise noted.
•Franchised Dealerships Segment operating results include:
•Same store revenues up 2%; same store gross profit down 3%
•Same store retail new vehicle unit sales volume was flat; same store retail new vehicle gross profit per unit down 16%, to $2,872
•Same store retail used vehicle unit sales volume up 7%; same store retail used vehicle gross profit per unit down 13%, to $1,401
•Same store parts, service and collision repair (“Fixed Operations”) gross profit up 2%; same store customer pay gross profit up 1%; same store warranty gross profit up 3%; same store Fixed Operations gross profit margin down 30 basis points, to 51.0%
•Same store finance and insurance (“F&I”) gross profit down 1%; same store F&I gross profit per retail unit of $2,619, down 4%

•On a trailing quarter cost of sales basis, the Franchised Dealerships Segment had 56 days’ supply of new vehicle inventory (including in-transit) and 35 days’ supply of used vehicle inventory
•EchoPark Segment operating results include:
•Revenues of $582.9 million, up 15%; gross profit of $64.3 million, up 4%
•Retail used vehicle unit sales volume of 19,601, up 17%
•Quarterly reported segment income of $7.2 million, quarterly adjusted segment income* of $7.2 million, and quarterly adjusted EBITDA* of $13.9 million
•On a trailing quarter cost of sales basis, the EchoPark Segment had 47 days’ supply of used vehicle inventory
•Powersports Segment operating results include:
•Second quarter record revenues of $73.5 million, up 53%; second quarter record gross profit of $19.7 million, up 58%
•Segment income of $2.3 million, compared to breakeven in the prior year period, and adjusted EBITDA* of $4.9 million, a 145% improvement from adjusted EBITDA* of $2.0 million in the prior year period

* Represents a non-GAAP financial measure — please refer to the discussion and reconciliation of non-GAAP financial measures below.

Dividend
Sonic’s Board of Directors approved a quarterly cash dividend of $0.41 per share, payable on October 15, 2026 to all stockholders of record on September 15, 2026.

Second Quarter 2026 Earnings Conference Call
Senior management will hold a conference call today at 11:00 A.M. (Eastern). Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com and select the webcast link at the top of the page. For telephone access to this conference call, please dial (877) 407-8289 (domestic) or +1 (201) 689-8341 (international) and ask to be connected to the Sonic Automotive Second Quarter 2026 Earnings Conference Call. Dial-in access remains available throughout the live call; however, to ensure you are connected for the full call we suggest dialing in at least 10 minutes before the start of the call. A webcast replay will be available following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive
For more than 60 years, Sonic Automotive has pursued a single purpose: to deliver an experience for our guests and our teammates that fulfills dreams, enriches lives, and delivers happiness. We don’t simply sell and service vehicles. We help people pursue their dreams, whether it’s a guest purchasing their first vehicle, a family creating lifelong memories, or a teammate building a meaningful career.

Founded in 1966 by Bruton Smith, the company has grown into a Fortune 300 company under the leadership of Chairman and CEO David B. Smith. Today, more than 11,000 teammates bring the company’s purpose to life across a nationwide network of 173 automotive and powersports franchises in 145 locations in 90 cities and 21 states. We are proud to represent 24 automotive and 15 powersports brands and have helped more than 7 million guests purchase vehicles, delivered over 40 million service experiences, and earned more than 1 million 5-star reviews by consistently putting people first.

At Sonic Automotive, we believe trust isn’t claimed – it’s earned through transparency, consistency, integrity, and genuine care. That’s why we were the only automotive and powersports retailer recognized by Newsweek as one of America’s Most Trustworthy Companies in 2026. As the automotive and powersports industries continue to evolve, our mission remains constant: to innovate, lead with integrity, and create exceptional experiences that inspire confidence, build lifelong relationships, and positively impact every life we touch.

Sonic Automotive. Driven By People. Inspired By Purpose. For more information, visit www.sonicautomotive.com and ir.sonicautomotive.com.

Forward-Looking Statements
Included herein are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements address our future objectives, plans and goals, as well as our intent, beliefs and current expectations regarding future operating performance, results and events, and can generally be identified by words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “foresee” and other similar words or phrases. You should not place undue reliance on these statements, and you are cautioned that these forward-looking statements are not guarantees of future performance. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, the effects of tariffs on vehicle and parts pricing and supply, the effects of tariffs on consumer demand, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and changes in interest rates, new and used vehicle industry sales volume, future levels of consumer demand for new and used vehicles, anticipated future growth in each of our operating segments, the success of our operational strategies and investment in new technologies, the rate and timing of overall economic expansion or contraction, the integration of acquisitions, cybersecurity incidents and other disruptions to our information systems, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC. Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Non-GAAP Financial Measures
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income, adjusted earnings per diluted share, adjusted SG&A expenses, adjusted SG&A expenses as a percentage of gross profit, adjusted segment income (loss), and adjusted EBITDA (loss). As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts
Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer
Danny Wieland, Vice President, Investor Relations & Financial Reporting
ir@sonicautomotive.com

Press Inquiries:
Sonic Automotive Media Relations
media.relations@sonicautomotive.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Results of Operations - Consolidated

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2026	2025	% Change	2026	2025	% Change
	(In millions, except per share amounts)
Revenues:
Retail new vehicles	$1,769.3	$1,666.1	6%	$3,376.8	$3,322.4	2%
Fleet new vehicles	24.8	29.4	NM	45.4	51.5	NM
Total new vehicles	1,794.1	1,695.5	6%	3,422.2	3,373.9	1%
Used vehicles	1,329.7	1,180.7	13%	2,599.3	2,405.7	8%
Wholesale vehicles	70.5	83.3	NM	142.1	166.1	NM
Total vehicles	3,194.3	2,959.5	8%	6,163.6	5,945.7	4%
Parts, service and collision repair	530.2	495.6	7%	1,046.9	970.0	8%
Finance, insurance and other, net	209.5	202.1	4%	412.0	392.8	5%
Total revenues	3,934.0	3,657.2	8%	7,622.5	7,308.5	4%
Cost of sales:
Retail new vehicles	(1,677.9)	(1,566.9)	(7)%	(3,200.9)	(3,133.8)	(2)%
Fleet new vehicles	(24.3)	(28.9)	NM	(44.6)	(50.4)	NM
Total new vehicles	(1,702.2)	(1,595.8)	(7)%	(3,245.5)	(3,184.2)	(2)%
Used vehicles	(1,283.1)	(1,132.6)	(13)%	(2,504.3)	(2,311.3)	(8)%
Wholesale vehicles	(73.7)	(84.9)	NM	(146.9)	(168.8)	NM
Total vehicles	(3,059.0)	(2,813.3)	(9)%	(5,896.7)	(5,664.3)	(4)%
Parts, service and collision repair	(258.8)	(241.7)	(7)%	(510.9)	(475.5)	(7)%
Total cost of sales	(3,317.8)	(3,055.0)	(9)%	(6,407.6)	(6,139.8)	(4)%
Gross profit	616.2	602.2	2%	1,214.9	1,168.7	4%
Selling, general and administrative expenses	(444.6)	(412.6)	(8)%	(871.6)	(792.9)	(10)%
Impairment charges	—	(172.4)	NM	(0.4)	(173.8)	NM
Depreciation and amortization	(40.0)	(40.5)	1%	(78.6)	(80.4)	2%
Operating income (loss)	131.6	(23.3)	665%	264.3	121.6	117%
Other income (expense):
Interest expense, floor plan	(20.9)	(18.3)	(14)%	(40.2)	(38.3)	(5)%
Interest expense, other, net	(30.4)	(27.4)	(11)%	(58.7)	(55.0)	(7)%
Other income (expense), net	—	(0.1)	NM	—	—	NM
Total other income (expense)	(51.3)	(45.8)	(12)%	(98.9)	(93.3)	(6)%
Income (loss) before taxes	80.3	(69.1)	216%	165.4	28.3	484%
Provision for income taxes - benefit (expense)	(22.9)	23.5	(197)%	(47.1)	(3.3)	(1,327)%
Net income (loss)	$57.4	$(45.6)	226%	$118.3	$25.0	373%

Basic earnings (loss) per common share	$1.82	$(1.34)	236%	$3.63	$0.74	391%
Basic weighted-average common shares outstanding	31.6	34.1	7%	32.6	34.0	4%

Diluted earnings (loss) per common share	$1.79	$(1.34)	234%	$3.58	$0.72	397%
Diluted weighted-average common shares outstanding	32.1	34.1	6%	33.0	34.7	5%

Dividends declared per common share	$0.41	$0.35	17%	$0.79	$0.70	13%
NM = Not Meaningful

Franchised Dealerships Segment - Reported

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2026	2025	% Change	2026	2025	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,731.4	$1,639.1	6%	$3,316.6	$3,276.1	1%
Fleet new vehicles	24.8	29.5	NM	45.4	51.5	NM
Total new vehicles	1,756.2	1,668.6	5%	3,362.0	3,327.6	1%
Used vehicles	814.3	744.9	9%	1,582.9	1,490.6	6%
Wholesale vehicles	43.7	57.8	NM	87.8	112.2	NM
Total vehicles	2,614.2	2,471.3	6%	5,032.7	4,930.4	2%
Parts, service and collision repair	515.5	484.9	6%	1,024.8	952.4	8%
Finance, insurance and other, net	147.9	144.3	2%	287.2	274.9	4%
Total revenues	3,277.6	3,100.5	6%	6,344.7	6,157.7	3%
Gross Profit:
Retail new vehicles	85.9	95.2	(10)%	167.1	182.0	(8)%
Fleet new vehicles	0.4	0.6	NM	0.9	1.1	NM
Total new vehicles	86.3	95.8	(10)%	168.0	183.1	(8)%
Used vehicles	37.0	39.5	(6)%	77.5	79.4	(2)%
Wholesale vehicles	(2.9)	(0.9)	NM	(4.7)	(1.9)	NM
Total vehicles	120.4	134.4	(10)%	240.8	260.6	(8)%
Parts, service and collision repair	263.8	248.9	6%	524.9	486.1	8%
Finance, insurance and other, net	147.9	144.3	2%	287.2	274.9	4%
Total gross profit	532.1	527.6	1%	1,052.9	1,021.6	3%
Selling, general and administrative expenses	(382.9)	(360.2)	(6)%	(757.3)	(686.1)	(10)%
Impairment charges	—	(165.9)	NM	(0.4)	(165.9)	NM
Depreciation and amortization	(31.9)	(34.1)	6%	(63.7)	(67.5)	6%
Operating income (loss)	117.3	(32.6)	460%	231.5	102.1	127%
Other income (expense):
Interest expense, floor plan	(17.3)	(15.3)	(13)%	(33.3)	(31.6)	(5)%
Interest expense, other, net	(29.2)	(26.3)	(11)%	(56.5)	(52.9)	(7)%
Other income (expense), net	(0.1)	(0.1)	NM	—	0.1	NM
Total other income (expense)	(46.6)	(41.7)	(12)%	(89.8)	(84.4)	(6)%
Income (loss) before taxes	70.7	(74.3)	195%	141.7	17.7	701%
Add: Impairment charges	—	165.9	NM	0.4	165.9	NM
Segment income	$70.7	$91.6	(23)%	$142.1	$183.6	(23)%

Unit Sales Volume:
Retail new vehicles	28,403	28,084	1%	54,233	56,166	(3)%
Fleet new vehicles	452	571	(21)%	789	954	(17)%
Total new vehicles	28,855	28,655	1%	55,022	57,120	(4)%
Used vehicles	26,444	24,953	6%	52,779	50,394	5%
Wholesale vehicles	5,001	6,213	(20)%	9,714	12,408	(22)%
Retail new & used vehicles	54,847	53,037	3%	107,012	106,560	—%
Used-to-New Ratio	0.93	0.89	4%	0.97	0.90	8%

Gross Profit Per Unit:
Retail new vehicles	$3,024	$3,391	(11)%	$3,081	$3,240	(5)%
Fleet new vehicles	$962	$918	5%	$1,091	$1,129	(3)%
New vehicles	$2,992	$3,342	(10)%	$3,053	$3,205	(5)%
Used vehicles	$1,399	$1,583	(12)%	$1,469	$1,575	(7)%
Finance, insurance and other, net	$2,697	$2,721	(1)%	$2,684	$2,580	4%

NM = Not Meaningful

Note: Reported Franchised Dealerships Segment results include (i) same store results from the “Franchised Dealerships Segment - Same Store” table below and (ii) the effects of acquisitions, open points, dispositions and holding company impacts for the periods reported. All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Franchised Dealerships Segment - Same Store

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2026	2025	% Change	2026	2025	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,633.2	$1,620.4	1%	$3,118.7	$3,237.4	(4)%
Fleet new vehicles	23.8	29.5	NM	42.5	51.5	NM
Total new vehicles	1,657.0	1,649.9	—%	3,161.2	3,288.9	(4)%
Used vehicles	795.6	732.7	9%	1,541.8	1,465.2	5%
Wholesale vehicles	42.0	56.7	NM	83.3	110.4	NM
Total vehicles	2,494.6	2,439.3	2%	4,786.3	4,864.5	(2)%
Parts, service and collision repair	492.6	479.5	3%	976.2	941.7	4%
Finance, insurance and other, net	140.1	141.8	(1)%	270.8	270.1	—%
Total revenues	3,127.3	3,060.6	2%	6,033.3	6,076.3	(1)%
Gross Profit:
Retail new vehicles	79.0	94.7	(17)%	153.3	181.3	(15)%
Fleet new vehicles	0.4	0.5	NM	1.0	1.1	NM
Total new vehicles	79.5	95.3	(17)%	154.2	182.4	(15)%
Used vehicles	36.4	39.4	(8)%	75.7	78.9	(4)%
Wholesale vehicles	(2.8)	(0.8)	NM	(4.5)	(1.5)	NM
Total vehicles	113.1	133.9	(16)%	225.4	259.8	(13)%
Parts, service and collision repair	251.5	246.0	2%	498.6	480.5	4%
Finance, insurance and other, net	140.1	141.8	(1)%	270.8	270.1	—%
Total gross profit	$504.7	$521.7	(3)%	$994.8	$1,010.4	(2)%

Unit Sales Volume:
Retail new vehicles	27,515	27,613	—%	52,240	55,211	(5)%
Fleet new vehicles	443	571	(22)%	760	954	(20)%
Total new vehicles	27,958	28,184	(1)%	53,000	56,165	(6)%
Used vehicles	25,990	24,397	7%	51,626	49,229	5%
Wholesale vehicles	4,904	6,056	(19)%	9,423	12,024	(22)%
Retail new & used vehicles	53,505	52,010	3%	103,866	104,440	(1)%
Used-to-New Ratio	0.94	0.88	7%	0.99	0.89	11%

Gross Profit Per Unit:
Retail new vehicles	$2,872	$3,431	(16)%	$2,934	$3,283	(11)%
Fleet new vehicles	$975	$918	6%	$1,284	$1,129	14%
New vehicles	$2,842	$3,380	(16)%	$2,910	$3,247	(10)%
Used vehicles	$1,401	$1,615	(13)%	$1,467	$1,603	(8)%
Finance, insurance and other, net	$2,619	$2,727	(4)%	$2,607	$2,587	1%

Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2026	2025	% Change	2026	2025	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	$499.0	$427.4	17%	$990.8	$901.1	10%
Wholesale vehicles	25.8	25.4	NM	53.1	52.8	NM
Total vehicles	524.8	452.8	16%	1,043.9	953.9	9%
Finance, insurance and other, net	58.1	55.8	4%	119.5	114.5	4%
Total revenues	582.9	508.6	15%	1,163.4	1,068.4	9%
Gross Profit:
Used vehicles	6.4	6.9	(7)%	12.7	12.3	3%
Wholesale vehicles	(0.2)	(0.6)	NM	0.1	(0.8)	NM
Total vehicles	6.2	6.3	(2)%	12.8	11.5	11%
Finance, insurance and other, net	58.1	55.8	4%	119.5	114.5	4%
Total gross profit	64.3	62.1	4%	132.3	126.0	5%
Selling, general and administrative expenses	(47.3)	(42.2)	(12)%	(90.0)	(87.0)	(3)%
Impairment charges	—	—	NM	—	(0.2)	NM
Depreciation and amortization	(6.3)	(5.2)	(21)%	(12.1)	(10.5)	(15)%
Operating income (loss)	10.7	14.7	(27)%	30.2	28.3	7%
Other income (expense):
Interest expense, floor plan	(3.2)	(2.6)	(23)%	(6.2)	(5.8)	(7)%
Interest expense, other, net	(0.3)	(0.4)	25%	(0.6)	(0.8)	25%
Other income (expense), net	—	—	NM	—	0.1	NM
Total other income (expense)	(3.5)	(3.0)	(17)%	(6.8)	(6.5)	(5)%
Income before taxes	7.2	11.7	(38)%	23.4	21.8	7%
Add: Impairment charges	—	—	NM	—	0.2	NM
Segment income	$7.2	$11.7	(38)%	$23.4	$22.0	6%

Unit Sales Volume:
Used vehicles	19,601	16,742	17%	38,927	35,540	10%
Wholesale vehicles	3,468	3,097	12%	6,595	6,247	6%

Gross Profit Per Unit:
Total used vehicle and F&I	$3,292	$3,747	(12)%	$3,396	$3,569	(5)%

NM = Not Meaningful

EchoPark Segment - Same Market

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2026	2025	% Change	2026	2025	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	$499.0	$427.5	17%	$990.8	$901.2	10%
Wholesale vehicles	25.8	25.4	NM	53.2	52.8	NM
Total vehicles	524.8	452.9	16%	1,044.0	954.0	9%
Finance, insurance and other, net	58.3	56.1	4%	119.9	115.2	4%
Total revenues	583.1	509.0	15%	1,163.9	1,069.2	9%
Gross Profit:
Used vehicles	6.4	7.0	(9)%	12.8	12.4	3%
Wholesale vehicles	(0.2)	(0.7)	NM	0.1	(0.9)	NM
Total vehicles	6.2	6.3	(2)%	12.9	11.5	12%
Finance, insurance and other, net	58.3	56.1	4%	119.9	115.2	4%
Total gross profit	$64.5	$62.4	3%	$132.8	$126.7	5%

Unit Sales Volume:
Used vehicles	19,601	16,742	17%	38,927	35,540	10%
Wholesale vehicles	3,468	3,097	12%	6,595	6,247	6%

Gross Profit Per Unit:
Total used vehicle and F&I	$3,303	$3,769	(12)%	$3,410	$3,591	(5)%

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market's opening.

Powersports Segment - Reported

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2026	2025	% Change	2026	2025	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$37.9	$26.9	41%	$60.2	$46.3	30%
Used vehicles	16.4	8.3	98%	25.6	14.0	83%
Wholesale vehicles	1.0	0.3	NM	1.2	1.1	NM
Total vehicles	55.3	35.5	56%	87.0	61.4	42%
Parts, service and collision repair	14.7	10.6	39%	22.1	17.6	26%
Finance, insurance and other, net	3.5	2.0	75%	5.3	3.4	56%
Total revenues	73.5	48.1	53%	114.4	82.4	39%
Gross Profit:
Retail new vehicles	5.5	3.9	41%	8.8	6.6	33%
Used vehicles	3.2	1.6	100%	4.8	2.7	78%
Wholesale vehicles	(0.1)	—	NM	(0.2)	—	NM
Total vehicles	8.6	5.5	56%	13.4	9.3	44%
Parts, service and collision repair	7.6	5.0	52%	11.1	8.4	32%
Finance, insurance and other, net	3.5	2.0	75%	5.3	3.4	56%
Total gross profit	19.7	12.5	58%	29.8	21.1	41%
Selling, general and administrative expenses	(14.5)	(10.2)	(42)%	(24.3)	(19.8)	(23)%
Impairment charges	—	(6.5)	NM	—	(7.6)	NM
Depreciation and amortization	(1.7)	(1.2)	(42)%	(2.9)	(2.5)	(16)%
Operating income (loss)	3.5	(5.4)	165%	2.6	(8.8)	130%
Other income (expense):
Interest expense, floor plan	(0.3)	(0.4)	25%	(0.7)	(0.9)	22%
Interest expense, other, net	(0.8)	(0.7)	(14)%	(1.6)	(1.4)	(14)%
Other income (expense), net	(0.1)	—	NM	—	—	NM
Total other income (expense)	(1.2)	(1.1)	(9)%	(2.3)	(2.3)	—%
Income (loss) before taxes	2.3	(6.5)	135%	0.3	(11.1)	103%
Add: Impairment charges	—	6.5	NM	—	7.6	NM
Segment income (loss)	$2.3	$—	100%	$0.3	$(3.5)	109%

Unit Sales Volume:
Retail new vehicles	1,775	1,394	27%	2,899	2,387	21%
Used vehicles	1,317	817	61%	2,149	1,395	54%
Wholesale vehicles	70	58	21%	119	118	1%

Gross Profit Per Unit:
Retail new vehicles	$3,107	$2,828	10%	$3,023	$2,767	9%
Used vehicles	$2,402	$2,014	19%	$2,222	$1,935	15%
Finance, insurance and other, net	$1,125	$889	27%	$1,040	$912	14%

NM = Not Meaningful

Powersports Segment - Same Store

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2026	2025	% Change	2026	2025	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$28.6	$26.9	6%	$50.8	$45.8	11%
Used vehicles	11.6	8.3	40%	20.8	13.5	54%
Wholesale vehicles	0.8	0.3	NM	1.2	1.0	NM
Total vehicles	41.0	35.5	15%	72.8	60.3	21%
Parts, service and collision repair	11.1	10.6	5%	18.4	17.2	7%
Finance, insurance and other, net	2.4	2.0	20%	4.2	3.4	24%
Total revenues	54.5	48.1	13%	95.4	80.9	18%
Gross Profit:
Retail new vehicles	4.2	3.9	8%	7.4	6.6	12%
Used vehicles	2.0	1.6	25%	3.7	2.6	42%
Wholesale vehicles	—	0.1	NM	(0.2)	(0.1)	NM
Total vehicles	6.2	5.6	11%	10.9	9.1	20%
Parts, service and collision repair	5.5	4.9	12%	9.1	8.2	11%
Finance, insurance and other, net	2.4	2.0	20%	4.2	3.4	24%
Total gross profit	$14.1	$12.5	13%	$24.2	$20.7	17%

Unit Sales Volume:
Retail new vehicles	1,433	1,394	3%	2,557	2,363	8%
Used vehicles	975	817	19%	1,807	1,350	34%
Wholesale vehicles	58	56	4%	107	116	(8)%
Retail new & used vehicles	2,408	2,211	9%	4,364	3,713	18%
Used-to-New Ratio	0.68	0.59	15%	0.71	0.57	25%

Gross Profit Per Unit:
Retail new vehicles	$2,925	$2,822	4%	$2,910	$2,776	5%
Used vehicles	$2,092	$2,014	4%	$2,021	$1,929	5%
Finance, insurance and other, net	$995	$890	12%	$955	$915	4%

Note: All currently operating powersports stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Non-GAAP Reconciliation - Consolidated - SG&A Expenses

	Three Months Ended June 30,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$277.1	$264.8	$(12.3)	(5)%
Advertising	28.5	24.4	(4.1)	(17)%
Rent	13.1	9.9	(3.2)	(32)%
Other	125.9	113.5	(12.4)	(11)%
Total SG&A expenses	$444.6	$412.6	$(32.0)	(8)%
Adjustments:
Acquisition and disposition-related gain (loss)	$—	$(1.6)
Cyber insurance proceeds	—	10.0
Storm damage charges	(1.2)	(4.1)
Total SG&A adjustments	$(1.2)	$4.3
Adjusted:
Total adjusted SG&A expenses	$443.4	$416.9	$(26.5)	(6)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	45.0%	44.0%	(100)	bps
Advertising	4.6%	4.1%	(50)	bps
Rent	2.1%	1.6%	(50)	bps
Other	20.5%	18.8%	(170)	bps
Total SG&A expenses as a % of gross profit	72.2%	68.5%	(370)	bps

Adjustments:
Acquisition and disposition-related gain (loss)	—%	(0.3)%
Cyber insurance proceeds	—%	1.7%
Storm damage charges	(0.2)%	(0.7)%
Total effect of adjustments	(0.2)%	0.7%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	72.0%	69.2%	(280)	bps

Reported:
Total gross profit	$616.2	$602.2	$14.0	2%

	Six Months Ended June 30,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$551.3	$523.3	$(28.0)	(5)%
Advertising	55.8	48.2	(7.6)	(16)%
Rent	22.8	20.1	(2.7)	(13)%
Other	241.7	201.3	(40.4)	(20)%
Total SG&A expenses	$871.6	$792.9	$(78.7)	(10)%
Adjustments:
Acquisition and disposition-related gain (loss)	$5.1	$(2.6)
Cyber insurance proceeds	—	40.0
Storm damage charges	(1.2)	(5.0)
Gain (loss) on exit of leased dealerships	3.6	—
Total SG&A adjustments	$7.5	$32.4
Adjusted:
Total adjusted SG&A expenses	$879.1	$825.3	$(53.8)	(7)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	45.4%	44.8%	(60)	bps
Advertising	4.6%	4.1%	(50)	bps
Rent	1.9%	1.7%	(20)	bps
Other	19.8%	17.2%	(260)	bps
Total SG&A expenses as a % of gross profit	71.7%	67.8%	(390)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	0.5%	(0.2)%
Cyber insurance proceeds	—%	3.4%
Storm damage charges	(0.1)%	(0.4)%
Gain (loss) on exit of leased dealerships	0.3%	—%
Total effect of adjustments	0.7%	2.8%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	72.4%	70.6%	(180)	bps

Reported:
Total gross profit	$1,214.9	$1,168.7	$46.2	4%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses

	Three Months Ended June 30,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$239.7	$232.3	$(7.4)	(3)%
Advertising	19.7	16.7	(3.0)	(18)%
Rent	12.0	9.4	(2.6)	(28)%
Other	111.5	101.8	(9.7)	(10)%
Total SG&A expenses	$382.9	$360.2	$(22.7)	(6)%
Adjustments:
Acquisition and disposition-related gain (loss)	$—	$(2.4)
Cyber insurance proceeds	—	10.0
Storm damage charges	(1.2)	(4.1)
Total SG&A adjustments	$(1.2)	$3.5
Adjusted:
Total adjusted SG&A expenses	$381.7	$363.7	$(18.0)	(5)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	45.0%	44.0%	(100)	bps
Advertising	3.7%	3.2%	(50)	bps
Rent	2.3%	1.8%	(50)	bps
Other	20.9%	19.3%	(160)	bps
Total SG&A expenses as a % of gross profit	71.9%	68.3%	(360)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	—%	(0.5)%
Cyber insurance proceeds	—%	1.9%
Storm damage charges	(0.2)%	(0.8)%
Total effect of adjustments	(0.2)%	0.6%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	71.7%	68.9%	(280)	bps

Reported:
Total gross profit	$532.1	$527.6	$4.5	1%

	Six Months Ended June 30,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$479.9	$458.7	$(21.2)	(5)%
Advertising	38.4	32.6	(5.8)	(18)%
Rent	24.4	19.1	(5.3)	(28)%
Other	214.6	175.7	(38.9)	(22)%
Total SG&A expenses	$757.3	$686.1	$(71.2)	(10)%
Adjustments:
Acquisition and disposition-related gain (loss)	$5.1	$(2.7)
Cyber insurance proceeds	—	40.0
Storm damage charges	(1.2)	(5.0)
Total SG&A adjustments	$3.9	$32.3
Adjusted:
Total adjusted SG&A expenses	$761.2	$718.4	$(42.8)	(6)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	45.6%	44.9%	(70)	bps
Advertising	3.6%	3.2%	(40)	bps
Rent	2.3%	1.9%	(40)	bps
Other	20.4%	17.2%	(320)	bps
Total SG&A expenses as a % of gross profit	71.9%	67.2%	(470)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	0.5%	(0.3)%
Cyber insurance proceeds	—%	3.9%
Storm damage charges	(0.1)%	(0.5)%
Total effect of adjustments	0.4%	3.1%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	72.3%	70.3%	(200)	bps

Reported:
Total gross profit	$1,052.9	$1,021.6	$31.3	3%

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses

	Three Months Ended June 30,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$27.3	$25.2	$(2.1)	(8)%
Advertising	8.2	7.3	(0.9)	(12)%
Rent	1.1	0.7	(0.4)	(57)%
Other	10.7	9.0	(1.7)	(19)%
Total SG&A expenses	$47.3	$42.2	$(5.1)	(12)%
Adjustments:
Acquisition and disposition-related gain (loss)	$—	$0.8
Total SG&A adjustments	$—	$0.8
Adjusted:
Total adjusted SG&A expenses	$47.3	$43.0	$(4.3)	(10)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	42.5%	42.7%	20	bps
Advertising	12.8%	12.4%	(40)	bps
Rent	1.7%	1.2%	(50)	bps
Other	16.4%	11.7%	(470)	bps
Total SG&A expenses as a % of gross profit	73.4%	68.0%	(540)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	—%	1.3%
Total effect of adjustments	—%	1.3%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	73.4%	69.3%	(410)	bps

Reported:
Total gross profit	$64.3	$62.1	$2.2	4%

	Six Months Ended June 30,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$54.2	$51.1	$(3.1)	(6)%
Advertising	16.5	15.1	(1.4)	(9)%
Rent	(1.7)	1.4	3.1	221%
Other	21.0	19.4	(1.6)	(8)%
Total SG&A expenses	$90.0	$87.0	$(3.0)	(3)%
Adjustments:
Acquisition and disposition-related gain (loss)	$—	$1.0
Gain (loss) on exit of leased dealerships	3.6	—
Total SG&A adjustments	$3.6	$1.0
Adjusted:
Total adjusted SG&A expenses	$93.6	$88.0	$(5.6)	(6)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	41.0%	41.6%	60	bps
Advertising	12.5%	12.3%	(20)	bps
Rent	(1.3)%	1.1%	240	bps
Other	15.8%	14.1%	(170)	bps
Total SG&A expenses as a % of gross profit	68.0%	69.1%	110	bps
Adjustments:
Acquisition and disposition-related gain (loss)	—%	0.8%
Gain (loss) on exit of leased dealerships	2.7%	—%
Total effect of adjustments	2.7%	0.8%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	70.7%	69.9%	(80)	bps

Reported:
Total gross profit	$132.3	$126.0	$6.3	5%

Non-GAAP Reconciliation - Powersports Segment - SG&A Expenses

	Three Months Ended June 30,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$10.0	$7.3	$(2.7)	(37)%
Advertising	0.6	0.3	(0.3)	(100)%
Rent	—	(0.3)	(0.3)	(100)%
Other	3.9	2.9	(1.0)	(34)%
Total SG&A expenses	$14.5	$10.2	$(4.3)	(42)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	51.0%	58.1%	710	bps
Advertising	3.2%	2.4%	(80)	bps
Rent	(0.1)%	(2.0)%	(190)	bps
Other	19.4%	22.6%	320	bps
Total SG&A expenses as a % of gross profit	73.5%	81.1%	760	bps

Reported:
Total gross profit	$19.7	$12.5	$7.2	58%

	Six Months Ended June 30,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$17.3	$13.5	$(3.8)	(28)%
Advertising	1.0	0.6	(0.4)	(67)%
Rent	—	(0.4)	(0.4)	(100)%
Other	6.0	6.1	0.1	2%
Total SG&A expenses	$24.3	$19.8	$(4.5)	(23)%
Adjustments:
Acquisition and disposition-related gain (loss)	$—	$(0.9)
Total SG&A adjustments	$—	$(0.9)
Adjusted:
Total adjusted SG&A expenses	$24.3	$18.9	$(5.4)	(29)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	58.1%	64.0%	590	bps
Advertising	3.2%	2.6%	(60)	bps
Rent	0.1%	(2.0)%	(210)	bps
Other	20.3%	29.2%	890	bps
Total SG&A expenses as a % of gross profit	81.7%	93.8%	1,210	bps
Adjustments:
Acquisition and disposition-related gain (loss)	—%	(4.2)%
Total effect of adjustments	—%	(4.2)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	81.7%	89.6%	790	bps

Reported:
Total gross profit	$29.8	$21.1	$8.7	41%

Non-GAAP Reconciliation - Franchised Dealerships Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended June 30,			Six Months Ended June 30,
	2026	2025	% Change	2026	2025	% Change
	(In millions)
Reported:
Income (loss) before taxes	$70.7	$(74.3)	195%	$141.7	$17.7	701%
Add: Impairment charges	—	165.9		0.4	165.9
Segment income	$70.7	$91.6	(23)%	$142.1	$183.6	(23)%

Adjustments:
Acquisition and disposition-related (gain) loss	$—	$2.4		$(5.1)	$2.7
Cyber insurance proceeds	—	(10.0)		—	(40.0)
Storm damage charges	1.2	4.1		1.2	5.0
Total pre-tax adjustments	$1.2	$(3.5)		$(3.9)	$(32.3)

Adjusted:
Segment income	$71.9	$88.1	(18)%	$138.2	$151.3	(9)%

Non-GAAP Reconciliation - EchoPark Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended June 30,			Six Months Ended June 30,
	2026	2025	% Change	2026	2025	% Change
	(In millions)
Reported:
Income before taxes	$7.2	$11.7	(38)%	$23.4	$21.8	7%
Add: Impairment charges	—	—		—	0.2
Segment income	$7.2	$11.7	(38)%	$23.4	$22.0	6%

Adjustments:
Acquisition and disposition-related (gain) loss	$—	$(0.8)		$—	$(1.0)
Loss (gain) on exit of leased dealerships	—	—		(3.6)	—
Total pre-tax adjustments	$—	$(0.8)		$(3.6)	$(1.0)

Adjusted:
Segment income	$7.2	$10.9	(34)%	$19.8	$21.0	(6)%

Non-GAAP Reconciliation - Powersports Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended June 30,			Six Months Ended June 30,
	2026	2025	% Change	2026	2025	% Change
	(In millions)
Reported:
Income (loss) before taxes	$2.3	$(6.5)	135%	$0.3	$(11.1)	103%
Add: Impairment charges	—	6.5		—	7.6
Segment income (loss)	$2.3	$—	100%	$0.3	$(3.5)	109%

Adjustments:
Acquisition and disposition-related (gain) loss	$—	$—		$—	$0.9

Adjusted:
Segment income (loss)	$2.3	$—	100.0%	$0.3	$(2.6)	112%

NM = Not Meaningful

Non-GAAP Reconciliation - Consolidated - Net Income (Loss) and Diluted Earnings (Loss) Per Share

	Three Months Ended June 30, 2026			Three Months Ended June 30, 2025
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	32.1	$57.4	$1.79	34.1	$(45.6)	$(1.34)
Adjustments:
Acquisition and disposition-related (gain) loss		$—			$1.6
Cyber insurance proceeds		—			(10.0)
Storm damage charges		1.2			4.1
Impairment charges		—			172.4
Total pre-tax adjustments		$1.2			$168.1
Tax effect of above items		(0.3)			(46.3)
Adjusted net income, diluted shares, and diluted earnings per share	32.1	$58.3	$1.82	34.8	$76.2	$2.19

	Six Months Ended June 30, 2026			Six Months Ended June 30, 2025
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income, diluted shares, and diluted earnings per share	33.0	$118.3	$3.58	34.7	$25.0	$0.72
Adjustments:
Acquisition and disposition-related (gain) loss		$(5.1)			$2.6
Cyber insurance proceeds		—			(40.0)
Storm damage charges		1.2			5.0
Impairment charges		0.4			173.8
Loss (gain) on exit of leased dealerships		(3.6)			—
Total pre-tax adjustments		$(7.1)			$141.4
Tax effect of above items		2.0			(38.9)
Adjusted net income, diluted shares, and diluted earnings per share	33.0	$113.2	$3.43	34.7	$127.5	$3.68

Non-GAAP Reconciliation - Adjusted EBITDA

	Three Months Ended June 30, 2026				Three Months Ended June 30, 2025
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$57.4				$(45.6)
Provision for income taxes				22.9				(23.5)
Income (loss) before taxes	$70.7	$7.2	$2.3	$80.3	$(74.3)	$11.7	$(6.5)	$(69.1)
Non-floor plan interest (1)	27.3	0.3	0.8	28.4	24.7	0.4	0.7	25.8
Depreciation and amortization (2)	33.7	6.4	1.8	41.9	35.8	5.1	1.3	42.2
Stock-based compensation expense	5.9	—	—	5.9	5.7	—	—	5.7
Impairment charges	—	—	—	—	165.9	—	6.5	172.4
Cyber insurance proceeds	—	—	—	—	(10.0)	—	—	(10.0)
Acquisition and disposition related (gain) loss	—	—	—	—	2.4	(0.8)	—	1.6
Storm damage charges	1.2	—	—	1.2	4.1	—	—	4.1
Adjusted EBITDA	$138.8	$13.9	$4.9	$157.7	$154.3	$16.4	$2.0	$172.7

	Six Months Ended June 30, 2026				Six Months Ended June 30, 2025
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income				$118.3				$25.0
Provision for income taxes				47.1				3.3
Income (loss) before taxes	$141.7	$23.4	$0.3	$165.4	$17.7	$21.8	$(11.1)	$28.3
Non-floor plan interest (1)	52.9	0.6	1.5	55.0	49.6	0.9	1.4	51.9
Depreciation & amortization (2)	67.1	12.1	3.0	82.2	70.8	10.3	2.5	83.6
Stock-based compensation expense	11.1	—	—	11.1	11.5	—	—	11.5
Loss (gain) on exit of leased dealerships	—	(3.6)	—	(3.6)	—	—	—	—
Impairment charges	0.4	—	—	0.4	165.9	0.2	7.6	173.8
Cyber insurance proceeds	—	—	—	—	(40.0)	—	—	(40.0)
Acquisition and disposition related (gain) loss	(5.1)	—	—	(5.1)	2.7	(1.0)	0.9	2.6
Storm damage charges	1.2	—	—	1.2	5.0	—	—	5.0
Adjusted EBITDA (loss)	$269.3	$32.5	$4.8	$306.6	$283.2	$32.2	$1.3	$316.7

Note: Due to rounding, segment level financial data may not sum to consolidated results.

(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.